Exhibit 10.6

Spousal Consent

Date:

The undersigned, [***], a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: [***], is the lawful spouse of [SHAREHOLDER], a PRC citizen with PRC Identification Card No.: [***]. I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by [SHAREHOLDER], and the disposal of the equity interests of Beijing Cheche Technology Co., Ltd. (the “Beijing Cheche”) held by [SHAREHOLDER] and registered in his name according to the following documents:

(1)

The Equity Interest Pledge Agreements entered into among Cheche Technology (Ningbo) Co., Ltd. (hereinafter referred to as the “WFOE”) and Beijing Cheche, respectively dated June 18, 2021 and November 14, 2022;

(2)	The Exclusive Option Agreements entered into among the WFOE and Beijing Cheche, respectively dated June 18, 2021 and November 14, 2022;

(3)	The Power of Attorney executed by [SHAREHOLDER] on November 14, 2022.

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Cheche which are held by [SHAREHOLDER]. I hereby further confirm that [SHAREHOLDER] can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Beijing Cheche which are held by [SHAREHOLDER] for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Cheche as of November 22, 2018 (the “Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Cheche. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as amended from time to time).

By:
Name:

Schedule I

Name of Spouse	Name of Shareholder	Date of Execution
Xiong Dan	Zhang Lei	November 22, 2018, October 10, 2019, June 18, 2021. November 14, 2022
Wen Hui	Wang Zhendong	November 22, 2018, October 10, 2019, June 18, 2021